GOLD'S GALLERIA OFFICE LEASE


             This lease is entered into as of the 9th day of January, 1998, by and between GOLD'S LIMITED PARTNERSHIP (Landlord) and NATIONAL RESEARCH CORPORATION, INC. (Tenant).

        1.   SUMMARY.

             1.1  Approximate Usable Space:  22,720 square feet.

             1.2 The Premises are known as Suite 400, 405 and 420 and are located on the 4th floor(s) of the Building.

             1.3  Term:  2 years.

             1.4  Target Commencement Date:  January 1, 1998.

             1.5  Basic Monthly Rental:  $18,028.65.

             1.6  Base Year:  1997

             1.7  Tenants Percentage:  9.4434%

             1.8  Security Deposit:  $10,000 carried over from 11/10/86.

        2.   PREMISES.

             Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, those certain Premises (the "Premises") comprising approximately the Rentable Space set forth in Section 1.1 above, described in Section
   1.2 above and shown on Exhibit A attached hereto and incorporated herein by this reference, together with the right, in common with the others, to the use of all common entrance ways, lobbies, elevators, ramps, drives, stairs and similar access and service ways and common areas in and adjacent to the building of which the Premises are part. The Premises are situated on the floor(s) set forth in Section 1.2 above of that certain building commonly know as Gold's Galleria (the "Building"), located in the City of Lincoln, County of Lancaster, State of Nebraska. Said leasing and hiring is conditioned upon and is subject to all of the terms, covenants and conditions hereof.

        3.   TERM.

             3.1  Term.  This lease shall be for the term set forth in
   Section 1.3 above and shall begin on the Commencement Date, as that term is defined in Section 3.2 below, unless terminated earlier in accordance with the provisions hereinafter set forth.

             3.2 Commencement Date. The Commencement Date of this Lease shall be the earliest of (a) the date on which construction of the Tenant improvements provided for in the Office Finish Specifications attached hereto as Exhibit B is completed; (b) the date on which Tenant takes possession of the Premises; (c) the date which is ten (10) days from the date on which Landlord tenders possession of the Premises to Tenant. When determined, the parties shall confirm in writing the exact Commencement Date, the date on which the term of this Lease commenced, the actual number of square feet of Rentable Space contained in the Premises and the rental herefore.

             3.3 Possession. The parties shall endeavor to cause the Commencement Date to occur on or before the Target Commencement Date set forth in Section 1.4 above. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Target Commencement Date, this Lease shall not be void or voidable, nor shall Landlord or its agent be liable to Tenant for any loss or damage resulting therefrom; provided, however, Tenant shall not be liable for any rent until Landlord delivers possession of the Premises to Tenant. If Landlord tenders possession of the Premises to Tenant prior to the target Commencement Date and Tenant chooses to accept such possession, then the term of this Lease and Tenant's obligations hereunder shall commence on the date that Tenant accepts such possession. Any failure to deliver possession on the Target Commencement Date or delivery of possession prior to the Target Commencement Date shall not in any way affect the expiration date hereof.

        4.   RENTAL.

             4.1 Basic Monthly Rental. Subject to the adjustments provided for herein, Tenant shall pay to Landlord on or before the first day of each calendar month during the term of this Lease, a Basic Monthly Rental for the Premises in the amount set forth in Section 1.5 above, which Basic Monthly Rental shall be payable in advance, without deduction or offset of any kind and without notice or demand, in lawful money of the United States of America at Landlord's address given in Section 20.11 below, or at such other place or to such other person as Landlord may designate from time to time by written notice. If this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such partial month shall be prorated based on a 30-day month.

             4.2 Payment of First Month's Rent. Article 4.2 has been intentionally omitted.

             4.3  Operating Expenses.

                  4.3.1 Increases in Operating Expenses. In addition to the Basic Monthly Rental, Tenant shall pay to Landlord, in the manner provided below, Tenant's proportionate share of increases in Operating Expenses (as defined in Section 4.3.4 below) over the Base Year specified in Section 1.6 hereof.

                  4.3.2 Estimated Operating Expenses. Landlord shall at the commencement of this Lease and by each December 15 during the term of this Lease deliver to Tenant a statement of the estimated increase in Operating Expenses for the calendar year immediately following the date of such statement over the Operating Expenses incurred for the Base Year specified in Section 1.6 hereof. Landlord's failure to deliver to Tenant such statement by such date, however, shall not constitute a bar to Landlord's recovery of Operating expenses as herein provided. Commencing with January 1 of the calendar year following the date of such statement, Tenant shall pay to Landlord with each payment of the Basic Monthly Rental a sum equal to the product of the estimated increase in Operating Expenses for such a calendar year multiplied by the Tenant's Percentage set forth in Section 1.7 above.

                  4.3.3 Actual Operating Expenses. Landlord shall by April 30 of each year during the term of this Lease deliver to Tenant a statement of the actual increase in Operating Expenses for the preceding calendar year over the Operating Expenses incurred for the Base Year specified in Section 1.6 hereof, but Landlord's failure to deliver such statement by such date shall not constitute a bar to Landlord's recovery of Operating Expenses as herein provided. If the actual increase in Operating Expenses for such calendar year shall exceed the estimated increase in Operating Expenses for such calendar year, Tenant shall pay to Landlord an amount equal to the product of such excess multiplied by Tenant's Percentage set forth in Section 1.7 above. If the actual increase in Operating Expenses for such calendar year shall be less than the estimated increase in Operating Expenses for such calendar year, then Tenant shall receive a credit against future rentals payable by Tenant in an amount equal to the product of the excess of estimated increase in Operating Expenses over actual Operating Expenses multiplied by the Tenant's Percentage specified in Section 1.7 above.

                  4.3.4 Operating Expenses Defined. The term Operating Expenses as used herein shall include all costs to Landlord and not reimbursed by Tenants of operating, maintaining and managing the Building. By way of illustration but not limitation, Operating Expenses shall include the cost or changes for the following items: heat, light, water, power and steam, waste disposal, plumbing, janitorial services, pest control, window cleaning, air conditioning, maintenance of elevators, materials and supplies, equipment and tools, service agreements on equipment, fire and other casualty insurance, public liability and property damage insurance, rental interruption insurance, Direct Taxes (as defined in Section 4.3.5 hereof), licenses, permits and inspections, wages and salaries, employee benefits and payroll taxes, workers' compensation insurance, accounting and legal expenses, management fees, and the cost of contesting the validity or applicability of any governmental enactment's which may affect Operating Expenses. In determining the amount of Operating Expenses for years other than the Base Year, (a) if less than 100% of the Rentable Space contained in the building shall have been occupied by Tenants and fully used by them at any time during the year, Operating Expenses shall be deemed of the purposes of this Section 4.3 to be an amount equal to the like Operating Expenses which would normally be expected to be incurred had such occupancy been 100% and had such full utilization been made during the entire year, or (b) if Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating cost) to a Tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed for the purposes of this Section 4.3 to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had, at its own expense, furnished such work or service to such Tenant.

                  4.3.5     Direct Taxes Defined.  For purposes of Section
   4.3.4 hereof, the term Direct Taxes shall include any real property taxes on the Building, the land on which the Building is situated, and the various estates in the Building and the land. Direct Taxes shall also include all personal property taxes levied on property used by Landlord in the operation of the Building; taxes of every kind and nature whatsoever levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes on said Building, land or personal property; and the cost to Landlord of contesting the amount or validity or applicability of any of the aforementioned taxes. Net recoveries through protest, appeals or other actions taken by Landlord in its discretion, after deduction of all costs and expenses, including without limitation counsel and other fees, shall be deducted from Direct Taxes for the year of receipt.

                  4.3.6 Definition of Lease Year. The term "Lease Year" as used in this Lease means:

                  (a) In reference to the first Lease Year, the period from the Commencement Date to the last day of the calendar month which is one year after the Commencement Date.

                  (b) In reference to any succeeding Lease year, a full year commencing on the day following the first Lease Year or any anniversary thereof and running to the next succeeding anniversary day.

        5.   SECURITY DEPOSIT.

             Upon the execution of this Lease, Tenant shall deposit with Landlord the amount set forth in Section 1.8 above as a security deposit (the "Security Deposit") for the faithful performance of all of the terms, covenants and conditions of this Lease. If Tenant defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any part of the Security Deposit (a) for the payment of any rent or any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, (b) to repair damages to the Premises, (c) to clean the Premises, and (d) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to it's original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, Landlord or Landlord's successor shall return the Security Deposit or any balance thereof to Tenant not more than thirty (30) days following the expiration of the term hereof. Landlord may, but need not, either (i) deliver the Security Deposit or any balance thereof to the purchaser or other successor of Landlord's interest in the Premises in the event that such interest be sold or otherwise transferred, or (ii) deliver such funds to Tenant. Upon any transfer of Landlord's interest in the Premises, or upon Landlord's delivery to Tenant of the Security Deposit or any balance thereof, Landlord shall be discharged from any further liability with respect to the Security Deposit. This provision shall also apply to any subsequent transferors of Landlord's interest in the Premises.

        6.   USES.

             6.1 Permitted Uses. The Premises shall be used solely for general office purposes and for no other purpose without the prior written consent of Landlord. Tenant shall not do or suffer anything to be done in or about the Premises, nor shall Tenant bring or allow anything to be brought into the Premises, which will in any way increase the rate of any fire insurance or other insurance upon the Building or its contents, cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall not do or suffer anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other occupants of the Building or injure or annoy said occupants, nor shall Tenant use or suffer the Premises to be used for any immoral, unlawful or objectionable purpose. In no event shall Tenant cause or suffer to be caused any nuisance in or about the Premises, and no loud-speakers or similar devices shall be used without the prior written approval of Landlord. Tenant further agrees not to commit or suffer to be committed any waste in or upon the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Building.

             6.2 Compliance with Law. Tenant shall not do or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all said governmental measures and also with the requirements of any board of fire underwriters or other similar body now or hereafter constituted to deal with the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's alterations, additions or improvements. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of the said governmental measures or requirements shall be conclusive of that fact as between Landlord and Tenant.

        7.   SERVICES AND UTILITIES.

             7.1 Services Provided. Tenant shall pay for all water, heat, air conditioning, lighting, electricity and other utilities furnished to the Premises. If the Premises are not separately metered, Tenant shall pay for utilities furnished to the Premises on the basis of monthly statements prepared by Landlord. Subject to payment as aforesaid any provided that Tenant is not in default under the terms and conditions of this Lease, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish the Premises with: (a) water and electricity suitable in Landlord's judgment for general office purposes, including the operation of desktop office machines and ordinary copy machines; (b) heat and air conditioning during ordinary business hours of generally recognized business days (but exclusive, in any event, of weekends and legal holidays) in an amount reasonably required in Landlord's judgment for the comfortable occupation of the Premises; and (c) daily janitorial service during the times and in the manner that such services are, in Landlord's judgment, customarily furnished in comparable office buildings in the downtown Lincoln area. Landlord shall be under no obligation to provide additional or after-hours heating or air conditioning, but if Landlord elects to provide such services at Tenant's request, Tenant shall pay to Landlord the cost of such services as determined by Landlord's accountants plus a reasonable charge (not to exceed 10% of the cost of such services) for Landlord's additional overhead expense. Tenant agrees to keep all draperies closed when desirable to conserve energy because of the sun's position and Tenant further agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe from time to time for the proper functioning and protection of the heating, ventilating and air conditioning system(s).

             7.2 Prohibited Installations. Without the prior written consent of Landlord, Tenant shall not: (a) install or use any apparatus or device in the Premises, including, without limitation, electronic data processing machines and punch card machines using electrical current in excess of 220 watts or 110 volts or which will in any way increase the amount of electricity, water, compressed air or other resource usually supplied for use of the Premises as general office space; or (b) connect any apparatus or device with electrical current (except through existing electrical outlets) or with water pipes or air pipes for the purpose of using additional electrical current or water or air. If Tenant shall require electricity, water, compressed air or any other resource in excess of that usually furnished to the Premises for use as general office space, Tenant shall first procure the consent of Landlord for such additional use, and Landlord shall have the right to withhold its consent or to cause a special meter to be installed in the Premises so as to measure the additional amount of the resource being consumed by Tenant. Tenant shall pay to Landlord the cost of any meters and their installation and maintenance, any additional cost incurred by Landlord in accounting for the resources consumed, and for the amount of the additional resources consumed at the rates charged by the local public utility or agency furnishing the same.

             7.3 Heat Generating Equipment. Whenever heat generating machines or equipment or lighting other than Building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning units in the Premises. The cost thereof, including installation and operating and maintenance, shall be paid by Tenant.

             7.4. Interruption of Services. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities. However, Landlord shall not be liable for any failure to provide for any reduction in any of the above services or utilities if such failure or reduction is caused by the making of repairs or improvements to the Premises or to the Building, the installation of equipment, the elements, labor disturbances of any character, or any other accidents or conditions whatsoever beyond the reasonable control of Landlord, or rationing or restrictions on the use of said services and utilities due to energy shortages or other causes, whether or not any of the above result from acts or omissions of Landlord. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental bodies or utilities suppliers in reducing energy or other resources consumption.

             7.5 Additional Rent. Any sums payable under this Section 7 shall be considered additional rent and may be added to any installment of rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of rent.

        8.   TAXES PAYABLE BY TENANT.

             Tenant shall pay before delinquency any and all taxes levied or assessed and which become payable by Landlord or Tenant during the term of this Lease, whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to (a) the gross or net rental payable under this Lease, including, without limitation, any gross receipts tax levied by any taxing authority, or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the rental payable hereunder; (b) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises; (c) the possession, lease, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (d) the value of any leasehold improvements, alterations or additions made in or to the Premises, regardless of whether title to such improvements, alterations or additions shall be in Tenant or Landlord; or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

        9.   ALTERATIONS.

        Tenant shall not make or suffer to be made any alterations, additions or improvements to the Premises or any part thereof which affect the structure of the Building, building services, the peaceful enjoyment of other occupants of the Building or otherwise affect space other than the Premises and shall not, without obtaining Landlord's prior written consent, make or suffer to be made any other alterations, additions or improvements to the Premises, including the attachment of any fixtures or equipment. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions or improvements. All alterations, additions and improvements to the Premises shall, at Landlord's option, either (a) be made by Landlord for Tenant's account and, within (10) days from receipt of a written statement from Landlord, Tenant shall reimburse Landlord for all costs thereof, including without limitation a reasonable charge for Landlord's overhead expenses; or (b) be made by Tenant at Tenant's sole cost and expenses, and any contractor selected by Tenant to do such work must first be approved in writing by Landlord. All alterations, additions, fixtures and improvements, including without limitation all improvements made pursuant to Exhibit B attached hereto and incorporated herein by references, whether temporary or permanent in character, made in or upon the Premises either by Landlord or Tenant, shall at once become part of the realty and belong to Landlord and, at the end of the term hereof, shall remain on the Premises without compensation of any kind to Tenant. Moveable furniture and equipment shall remain the property of Tenant.

        10.  REPAIR.

             Landlord agrees to make all necessary repairs to the exterior walls, exterior doors, exterior windows, exterior corridor windows, and corridors of the Building. Landlord agrees to keep the Building housing the Premises in a safe, clean, neat and attractive condition. Landlord agrees to keep all Building equipment such as elevators, plumbing, heating, ventilating, air conditioning and similar equipment in good repair, but Landlord shall not be liable or responsible for breakdowns or temporary interruptions in service where reasonable efforts are used to restore service. Landlord agrees to make repairs, if necessary, to interior walls, floors, glass, and ceilings installed by Landlord and resulting from any defects in construction. Landlord agrees to make the original installation of all light bulbs, fluorescent and incandescent, and starters therefor, which are required for the Premises at the inception of this Lease.

             Tenant agrees that it will make all repairs to the Premises not required above to be made by Landlord and to do all redecorating, remodeling, alteration and painting required by it during the term of the lease and Tenant will pay for any repairs to the Premises or the Building containing the Premises made necessary by any negligence or carelessness of Tenant or its employees or persons permitted in the Building by Tenant and will maintain the leased Premises in a safe, clean, neat and sanitary condition. Tenant agrees to replace and pay for all light bulbs, fluorescent and incandescent, and starters therefor, as the same need to be replaced in the Premises during the term of this Lease.

             There shall be no allowance to Tenant for inconvenience or injury to business arising from the making of any repairs to the Premises or the Building.

        11.  DAMAGE BY FIRE OR CASUALTY.

             If the Premises or the Building are damaged by fire or other casualty, Landlord shall forthwith repair the same, provided such repairs can be made forty-five (45) days from the date of such damage under the laws and regulations of the federal, state, county and municipal authorities having jurisdiction thereof. In such event, this Lease shall remain in full force and effect except that, if the damage is not the result of the negligence, passive or active, or willful misconduct of Tenant or its agents or invitees, Tenant shall be entitled to a proportionate reduction of rent while such repairs to be made hereunder by Landlord are being made. Said Proportionate reduction shall be based upon the extent to which the making of such repairs to be made hereunder by Landlord shall interfere with the business carried on by Tenant in the Premises. Within fifteen (15) days from the date of such damage, Landlord shall notify Tenant whether or not such repairs can be made within forty-five (45) days from the date of such damage and Landlord's determination thereof shall be binding on Tenant. If such repairs cannot be made within forty-five (45) days from the date of such damage, Landlord shall have the option, exercisable at any time within thirty (30) days of the date of such damage either to (a) notify Tenant of Landlord's intention to repair such damage, in which event this Lease shall continue in full force and effect and the rent shall be reduced as provided herein; or (b) notify Tenant of Landlord's election to terminate this Lease of a date specified in such notice, which date shall be not less than thirty (30) nor more than ninety (90) days after such notice in given. In the event that such notice to terminate is given by Landlord, this Lease shall terminate on the date specified in such notice. In case of such termination, if the damage giving rise to such termination is not the result of the negligence, passive or active, or willful misconduct of Tenant or its agents or invitees, the rent shall be reduced by a proportionate amount based upon the extent to which said damage interfered with the business carried on by Tenant in the Premises, and the Tenant shall pay such reduced rent up to the date of termination. Landlord shall refund to Tenant, if Tenant is not then in default, any rent previously paid for any period of time subsequent to such date of termination. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other cause to the property of Tenant or any repairs or replacements of any paneling, decorations, railing, floor coverings, or any alterations, additions, fixtures or improvements installed on the Premises by or at the expense of Tenant.

        12.  LIENS.

             Tenant shall not permit any mechanic's, materialmen's, or other liens to be asserted against the real property of which the Premises form a part nor against Tenant's leasehold interest in the Premises arising directly or indirectly from any act or activity of Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such lines. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach by Tenant and without releasing Tenant from any obligations, cause such liens to be released by any means Landlord shall deem proper, including, without inquiring into the validity thereof, payment in satisfaction of the claim giving rise to such lien or the posting of a bond therefor. Tenant shall pay to Landlord at once, without notice or demand, any sum paid by Landlord to remove such liens, together with interest thereon from the date of payment at the Permitted Rate (as defined in Section 20.22 hereof).

        13.  INDEMNIFICATION.

             As a material part of the consideration for this Lease, Tenant hereby assumes all risks and waives all claims against Landlord for any damage to any property or any injury to or death of any person in or about the Premises or the Building arising at any time and from any cause whatsoever other than solely by reason of the negligent or willful act of Landlord, or its agents, employees or contractors. Tenant also agrees to indemnify, defend and hold Landlord harmless from and against any and all claims or liability for any injury or damage to any person or property whatsoever: (a) occurring in, on or about the Premises or any part thereof, and (b) occurring in, on or about any facilities (including, without limitation to the generality of the term "facilities", stairways, passageways, hallways, sidewalks and parking areas) the use of which Tenant may have in conjunction with other Tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault, or omission of any duty with respect to the same, by Tenant, its agents, servants, employees, or invitees. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any and all claims by or on behalf of any person, firm or corporation arising from the conduct or management of any work or thing whatsoever done by Tenant in or about or from transactions of Tenant concerning the Premises, and will further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach of default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Furthermore, in case any action or proceeding brought against Landlord by reason of any such claims or liability, Tenant shall defend such action or proceeding at Tenant's sole expense by counsel satisfactory to Landlord. The provisions of this survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

        14.  INSURANCE.

             14.1 Required Insurance. Tenant shall, at its sole cost and expense, procure, maintain and keep in force during the term of this Lease a policy or policies of comprehensive general liability insurance, including public liability and property damage, on an "occurrence basis" against claims for "personal injury" including without limitation bodily injury, death or property damage occurring on, in or about the Premises, or arising from or connected with the use, conduct or operation of Tenant's business or interest, in an amount of not less than $1,000,000 with respect to personal injury or death of one or more persons and to damage to property. Said policy or policies shall: (a) name Landlord and Landlord's lender(s) as additional insured; (b) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Nebraska; and (c) provide that said insurance shall not be canceled or modified unless thirty (30) days prior written notice shall have been given to Landlord and Landlord's lender(s). Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of this Lease and upon each renewal of said insurance.

             14.2 Waiver of Subrogation. Landlord and Tenant hereby waive and release any right that each may have against the other on account of any loss or damage arising in any manner which is covered by a policy of insurance that does not provide for loss of or reduction in insurance coverage on account of such waiver. The parties shall each cause their respective insurance companies to waive any rights or subrogation that such companies may have against Landlord or Tenant, as the case may be. All such policies of insurance shall contain, if obtainable, an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all right of setoff, counterclaim or deductions against Tenant and Landlord.

        15.  ASSIGNMENT, SUBLETTING AND RECAPTURE.

             15.1 Landlord's Consent. Tenant shall not sell, assign, encumber or transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any part thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without prior written consent of Landlord as provided herein, nor shall Tenant permit any lien to be placed on Tenant's interest by operation of law. Landlord's consent to the sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this lease which does not comply with the provisions of this Section 15 shall be void.

             15.2 Assignment by Operation of Law. For purposes of Section 15.1, each of the following acts shall be considered an assignment by operation of law;

                  15.2.1 If a Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

                  15.2.2 If a writ of attachment or execution is levied on this Lease; or

                  15.2.3 If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An assignment by operation of law shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. If a writ of attachment or execution is levied on this Lease, Tenant shall have ten (10) days in which to cause the attachment or execution to be removed. If any involuntary proceeding in bankruptcy is brought against Tenant, or if a receiver is appointed, Tenant shall have thirty (30) days in which to have the involuntary proceeding dismissed or the receiver removed.

             15.3 Recapture. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days or more than ninety (90) days after the date of Tenant's notice), to sell or assign all or any portion of Tenant's interest in this Lease, or to sublet or otherwise transfer the Premises or any portion thereof for all or any part of the term hereof. In such event Landlord shall have the right, to be exercised by giving written notice to Tenant no more than thirty (30) days after receipt of Tenant's notice, to terminate this Lease as to the portion of the Premises described in Tenant's notice and such notice shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice. Said notice by Tenant shall state the name and address of the proposed subtenant, assignee or transferee, as the case may be, and shall be accompanied by a true and complete copy of the proposed sublease, assignment or other instrument of transfer, as the case may be, with said notice. If said notice shall specify all of the Premises and Landlord shall give said termination notice with respect thereto, this Lease shall terminate on the date stated in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all of the Premises, the rent and the Operating Expenses, as defined and reserved hereinabove, shall be adjusted on a prorata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect.

             15.4 No Release from Liability. Any subletting, assignment or other transfer hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this
   Section 15, the subtenant, assignment or transferee shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each sublease, assignment or other instrument of transfer and an agreement of said compliance by each sub-lessee, assignee or transferee.

        16.  DEFAULT; REMEDIES.

             16.1 Events of Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant ("Event of Default"):

                  16.1.1 Any failure by Tenant to pay the Basic Monthly rental or to make any other payment when and as required to be made by Tenant hereunder.

                  16.1.2 The abandonment or vacation of the Premises by Tenant for a period exceeding thirty (30) days.

                  16.1.3 Any failure by Tenant to observe and perform any other provisions of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such ten (10) day period. Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                  16.1.4 The failure by Tenant on three (3) or more occasions to pay the Basic Monthly Rental or to make any other payment as and when due or to observe and perform any other provision of this Lease where, because of such failure, Landlord shall have initiated eviction proceedings, by which term the parties refer to the giving or serving of any notice or other condition precedent to the bringing of an action to evict Tenant. This default shall not be curable.

             16.2. Damages Upon Termination. Upon the occurrence of an event of Default, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease, Landlord shall be entitled to recover from Tenant:

                  16.2.1 The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                  16.2.2 The worth at the time of award of the amount of the unpaid rent which would have been earned after termination until the time of award;

                  16.2.3 The worth at the time of award of the amount of the unpaid rent for the balance of the term after the time of award; plus

                  16.2.4 Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. As used in Sections 16.2.1 and
   16.2.2 above, the "worth at the time of award" is computed by allowing interest at the Permitted Rate. As used in Section 16.2.3 above, the "worth at the time of award" is computed by discounting such amount at a discount rate equal to six percent (6%) per annum.

                  16.2.5 In the event Landlord's remedies are pursued at law, Tenant hereby waives its right to a trail by jury if such legislation is applicable to commercial disputes and defaults.

             16.3 Reentry by Landlord. In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to reenter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant.

             16.4 Recovery of Rental. In the event of any such default by Tenant, if Landlord shall elect not to terminate this Lease as provided in
   Section 16.2 above, Landlord may from time to time, without terminating this Lease, recover all rental as it becomes due.

             16.5 Reentry and Reletting. No reentry or taking possession of the Premises by Landlord pursuant to Section 16.3 or 16.4 above shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding a reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

        17.  EMINENT DOMAIN.

             If more than thirty-five percent (35%) of the floor area of the Premises shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, either party shall have the right to terminate this Lease at its option. If any part of the Building, whether or not the Premises are included, or any part of the land on which the Building is located, or any interest in either of them, shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with the exercise of such power of eminent domain, and Tenant shall have no claim against Landlord for any part of any sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated or conveyed and neither party hereto shall elect to terminate this lease and the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall, to the extent of the net award received by Landlord, restore the remaining part of the Premises at Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restorations of any alterations, additions, fixtures, or improvements installed on the Premises by or at the expense of Tenant. Thereafter, the rent to be paid under this Lease for the remainder of its term shall be proportionately reduced, such reduction to be based upon the ratio of floor area taken to the total floor area of the Premises.

        18.  HOLDING OVER.

             18.1 With Landlord's Consent. Any holding over after the expiration of the term of this Lease with the prior written consent of Landlord shall be a tenancy from month to month. The terms, covenants and conditions of such tenancy shall be the same as provided herein, except that the Basic Monthly Rental shall be one-hundred fifty percent (150%) of the basic Monthly Rental in effect on the date of such expiration, subject to adjustment as provided in Section 4 herein. Acceptance by Landlord of rent after such expiration shall not result in any other tenancy or any renewal of the term of this Lease, and the provision of this Section 18 are in addition to and do not affect Landlord's right of reentry or other rights provided under this Lease or by applicable law.

             18.2 Without Landlord's Consent. If Tenant, without Landlord's prior written consent, shall retain possession of the Premises or any part thereof following the expiration or sooner termination of this Lease for any reason, then Tenant shall be guilty of unlawful detainer, and the acceptance of rent by Landlord shall not convert such unlawful detainer into a valid month-to-month or other tenancy, and nothing contained in this Section 18 shall waive Landlord's right of reentry or any other right. In the event of such unlawful detainer, Tenant agrees that Landlord shall have suffered damages for each day of such retention in an amount equal to at least six and sixty-seven one hundredths percent (6.67%) of the amount of the Basic Monthly Rental in effect for the last month prior to the date of such expiration or termination, but such agreement shall not limit Landlord in its proof of additional damages. Further, in the event of such unlawful detainer, Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding Tenant or purchaser of the Building founded on such delay. Alternatively, if Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute a renewal of this Lease for a period from month-to-month or for one year, whichever shall be specified in such notice.

        19.  SUBORDINATION.

             Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and
   (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or any part thereof, or Landlord's interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing or further affecting the priority or subordination of this Lease with respect to any such ground lease or underlying leases of the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name of and on behalf of Tenant.

        20.  MISCELLANEOUS

             20.1 Rules and Regulations. Tenant shall faithfully comply with the rules and regulations set forth in Exhibit C attached hereto and incorporated herein by reference, together with all modifications and additions thereto adopted by Landlord from time to time in writing. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

             20.2 Landlord's Reserved Rights. Landlord, for itself and its representative, may enter upon the Premises and exercise the following rights without notice and without liability to Tenant for damage or injury to property, person or business and without affecting an eviction of disturbance of Tenant's use or possession of giving rise to any claim for set-off or abatement of rent:

             (a)  To change the name or street address of the Building.

             (b) To install and maintain signs on the exterior of the Building.

             (c) To have access to all mail chutes according to the rules of the United States Post Office Department.

             (d) At any reasonable time or times, to decorate, and to make at its own expense repairs, alterations, additions and improvements, structural or otherwise, in or to the Premises, the Building or part thereof, and any adjacent building, land, street, alley, and during such operations to take into and through the Premises or any part of the Building all materials required, and to temporarily close or suspend operation of entrances, doors, corridors, elevators or other facilities.

             (e)  To have pass keys to the Premises.

             (f) To designate all sources furnishing sign manufacturing, painting and lettering on the Premises.

             (g) To exhibit the Premises to others at reasonable times upon reasonable notice.

             (h) To take any and all reasonable measures, including inspections or the making of repairs, alterations, additions, and improvements to the Premises or to the Building necessary or desirable for the safety, protection, operation or preservation of the Premises or the Building.

             Provided, however, if the Premises are rendered wholly or partially untenantable for Landlord's exercise of any or all of the foregoing rights, the rent herein reserved shall be abated in proportion to the part of the Premises which becomes untenantable.

             20.3 Landlord's Right to Cure Default. All covenants and agreements to be kept or performed by Tenant under the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall be in default on its obligations under this Lease to pay any sum of money other than rental or to perform any other act hereunder, and if such default is not cured within the applicable grace period provided in Section 16.1 hereof, if any, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder.
   All sums so paid by Landlord and all incidental costs, together with interest thereon at the Permitted Rate from the date of such payment or the incurrence of such cost by Landlord, whichever occurs first, shall be paid to Landlord on demand. In the event of nonpayment by Tenant, Landlord shall have, in addition to any other rights or remedies hereunder, the same rights and remedies as in the case of default by Tenant for nonpayment of rent.

             20.4 Surrender of Premises. A voluntary surrender or other surrender of this Lease by Tenant or the mutual cancellation of the Lease shall not work a merger. At the option of Landlord, however, any surrender or mutual cancellation of this Lease may terminate any existing sublease or sub-tenancies or may operate as an assignment to Landlord of any such sublease or sub-tenancies.

             20.5 Sale by Landlord. In the event that Landlord sells or conveys the Premises, Landlord shall be released from any liability arising thereafter based upon any of the terms, covenants, or conditions, express or implied, contained in this Lease. In such event, Tenant agrees to look solely to Landlord's successor in interest for any liability under this Lease. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may retain said security with Landlord's successor becoming responsible to Tenant for said security or may transfer or deliver said security to Landlord's successor in interest and, in either event, Landlord shall be discharged from any further liability with regard to said security.
   Except as set forth in this paragraph, this Lease shall not be affected by any sale or conveyance of the Premises by Landlord, and Tenant agrees to attorn to Landlord's successor in interest.

             20.6 Estoppel Certificate. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying: (a) the Commencement Date of this Lease, (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications thereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modification), (c) the date to which the rent and other sums payable under this Lease have been paid, (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement, and
   (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

             20.7 Light and Air. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

             20.8 Late Charge. Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense and loss of interest to Landlord, the extent of which additional expense and loss of interest is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to the grater of Fifty and no/100 Dollars ($50.00) or six percent (6%) or the amount not timely paid.
   Tenant agrees that such amount is a reasonable estimate of such loss and expense and may be charged by Landlord to defray such loss and expense. The amount of the late charge to be paid Landlord by Tenant on any unpaid rent or other payment shall be reassessed and added to Tenant's obligation for each successive monthly period accruing after the date of which the late charge is initially imposed. The provisions of this section in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this section in any way affect Landlord's remedies pursuant to Section 16 of this Lease in the event said rent or other payment is unpaid after the date due.

             20.9 Waiver. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of the term, covenant or condition itself or a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

             20.20 Attorney's Fees. In the event that any action or proceeding is brought to enforce any term, covenant or condition in this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorney's fees, if permitted by the Nebraska Statutes, in amount to be fixed by the court in such action or proceeding.

             20.11 Notices. All notices and demands which are required or permitted to be given by either party to the other under this Lease shall be written and shall be delivered personally or sent by certified or registered mail, postage prepaid, addressed, in the case of Tenant, to the Premises, or to such other places as Tenant may from time to time designate by written notice, and in the case of Landlord, addressed to Landlord at Suite 636, 1033 "O" Street, Lincoln, Nebraska, 68508, or to such other place as Landlord may from time to time designate by written notice. All such notices and demands sent by mail shall be presumed to have been received by the addressee three (3) days after posting in the United States mail.

             20.12 Landlord's Option to Relocate Tenant. At any time after Tenant's execution of this Lease, if the Premises covered by this Lease contain less than 2,500 square feet, Landlord shall have the right, upon providing Tenant thirty (30) days notice in writing, to provide and furnish Tenant with space elsewhere in the building of approximately the same size as the Premises. Landlord shall arrange for and pay the costs of moving Tenant to such new space. In the event Landlord moves Tenant to such new space, then this Lease and each and all of the terms and covenants and conditions hereof shall remain in full force and effect and thereupon be deemed applicable to such new space except that a revised Exhibit A shall become part of this Lease and shall reflect the location of the new space. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said thirty (30) day period, Landlord shall have the right to terminate this lease by ten (10) days notice to such effect govern to Tenant in writing, which termination shall be effective upon the expiration of such ten (10) day period.

             20.13 Defined Terms and Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter, where applicable. If there is more than one Tenant, the obligations imposed under this Lease upon Tenant shall be joint and several. The headings and titles to the sections and subsections of this Lease are used for convenience only and shall have no effect upon the construction of interpretation of the Lease.

             20.14 Time. Time is of the essence of this Lease and all of its provisions. If, however, the date of which any act or occurrence required or permitted to occur herein, or if the last day upon which any condition may be satisfied, shall be a Saturday, Sunday or legal holiday, such day or date shall be deemed to have been set for the next immediately following such Saturday, Sunday or legal holiday.

             20.15     Successors and Assigns.  Subject to the provisions of
   Section 15 hereof, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

             20.16 Entire Agreement. This Lease, together with its exhibits, contains all of the agreements of the parties hereto and supersedes any prior or contemporaneous negotiations or agreements. There have been no representations made by Landlord or its agents or understandings made between the parties other than those set forth in this Lease and its exhibits. This lease may not be modified except by an instrument executed by the party to be charged.

             20.17 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

             20.18 Representations. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, it shall, within fourteen (14) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

             20.19 Applicable Law. This Lease shall in all respects be governed by the laws of the State of Nebraska.

             20.20 Rentable Space. The Rentable Space of the Premises and other areas shall be measured in accordance with the American Standard Method of floor Measurement for Office Buildings as revised and approved on August 14, 1972, by the Building Owners and Managers Association International.

             20.21 Tenant's Percentage. The Tenant's Percentage set forth in Section 1.7 above shall be equal to the ratio that the Rentable Space contained in the Premises bears to the total Rental Space for the Building.

             20.22 Permitted Rate. As used herein, the term "Permitted Rate" shall mean the interest rate that is equal to sixteen percent (16%) per annum, but if the maximum lawful rate of interest that may be charged by Landlord shall be ascertainable and shall be less than sixteen percent (16%) per annum, the term "Permitted Rate" shall mean the rate of interest that is equal to such maximum lawful rate of interest.


         21.  ADDITIONAL PROVISIONS

              1.5.1.  Basic  Monthly Rental.  Effective January  1,
    1998 Tenant's Basic Monthly Rental shall be credited One Thousand Four Hundred Nineteen Dollars and 37/100 cents ($1,419.37) per month through December, 1998. Effective
    January 1, 1999 Tenant's Basic Monthly Rental shall be credited Two Thousand Eight Hundred Thirty Eight Dollars and 74/100 cents ($2,838.74) per month through December 31, 1999.


        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.


   NATIONAL RESEARCH CORPORATION,     GOLD'S LIMITED PARTNERSHIP   INC.
   (TENANT)                             (LANDLORD)


   BY: /s/ Patrick Beans              BY: JRM Nebraska Management &
        Patrick Beans                   Leasing Corp., Its Managing Agent


   ITS: Chief Financial Officer       BY: /s/ Catherine A. Johnson
                                           Catherine A. Johnson, Its' Vice
                                           President

                                   EXHIBIT "A"
                         GOLD'S GALLERIA - FOURTH LEVEL

                                   EXHIBIT "B"
                          OFFICE FINISH SPECIFICATIONS


   Notwithstanding anything to the contrary contained herein; Tenant agrees to accept the Premises in its' present condition.

                                   EXHIBIT "C"
                        OFFICE LEASE RULES & REGULATIONS

             1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

             2. Any curtain, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises must be first approved by the Landlord and the Landlord shall furnish guidelines for the color, texture and fabric of such items. No awning shall be permitted on any part of the Premises. Landlord shall have the right to remove, at Tenant's expense and without notice, any such items installed in violation of this rule. Tenant shall not place anything against glass partitions or doors or windows which may appear unsightly from outside the Premises. All first floor exterior windows of occupied tenant spaces will have off white vertical blinds installed on them. This will help to conserve energy and provide a uniform appearance from the building exterior. Any first or second floor interior window within tenant spaces which abuts directly against the common area corridors shall have off white vertical blinds installed on them. This will provide a uniform appearance from the common area. Any side light widow on an occupied suite entry way on first or second floor shall have off white horizontal mini blinds installed on them. All blinds are to be installed at the Tenant's expense.

             3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators, and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its Tenant, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal, immoral or unsafe activities. No Tenant and no employee or invitee of any Tenant shall go upon the roof of the Building.

             4. The directory of the Building will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other name therefrom.

             5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and, except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises and the Building.

             6. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

             7. Landlord will furnish Tenant free of charge with two keys to each door lock in the Premises. Landlord may make a reasonable charge, for any additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant upon the termination of its tenancy shall deliver to Landlord the keys to all doors which have been furnished to Tenant and all duplicates thereof, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

             8. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with Landlord's instructions in their installation.

             9. The freight elevator shall be available for use by all Tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate and no equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

             10. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Tenant, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any Tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to climate noise or vibrations. The persons employed to move such equipment or other property from any case, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

             11. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, nor shall Tenant bring into or keep about the Premises any birds or animals.

             12. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

             13. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed.

             14. Landlord reserves the right, exercisable without liability to Tenant, to change the name and street address of the Building.

             15. Landlord reserves the right to exclude from the building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person unless that person is known to the person or employee in charge of the building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such person. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

             16. Tenant shall close and lock the doors of the Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or aid outlets before Tenant and its employees lease the Premises. Tenant shall be responsible for any damage or injuries sustained by other Tenant or occupants of the Building or by Landlord for noncompliance with this rule.

             17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall he caused it.

             18. Tenant shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not use the Premises for any business or activity other than that specifically provided for in such Tenant's lease.

             19. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in such Tenant's lease.

             20. Tenant shall not mark, drive nails, screw or drill into partitions, woodwork or plaster, except for wall hangings and pictures, or in any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduces to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

             21. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

             22. Canvassing, soliciting and distribution of handbills or other written material, and peddling in the Building are prohibited, and each Tenant shall cooperate to prevent same.

             23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs who is in violation of any of the rules and regulations of the Building.

             24. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by the Landlord.

             25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for the improper, immoral, or objectionable purposes. No cooking shall be done or permitted by any Tenant on the Premises, except that use by the Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules and regulations.

             26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring and other vehicles of any kind into the Building.

             27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

             28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

             29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

             30. The requirement of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

             31. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants in the Building.

             32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of the Premises in the Building.

             33. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulation hereinafter stated and any additional rules and regulations which are adopted.

             34. Terms defined in the Lease to which these Rules and Regulations are attached shall have the same meanings herein.

             35. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employers, agents, clients, customers, invitees and guests.

                    ACKNOWLEDGEMENT FOR PARTNERSHIP LANDLORD


   STATE OF NEBRASKA        )
                            ) ss.
   COUNTY OF LANCASTER )

             On the ___________ day of _____________________________, 19___
   before me came _________________________________, to me known, who being by me duly sworn, did depose and say, that he/she resides at ____________________________ ____________________________________; that he/she is a ______________________________ of
   _____________________________, the Landlord described in and which executed the foregoing Lease; and that he/she was authorized by the Landlord to sign thereon and to bind the Landlord.



                                      Notary Public



                     ACKNOWLEDGEMENT FOR INDIVIDUAL TENANTS


   STATE OF NEBRASKA        )
                            ) ss.
   COUNTY OF LANCASTER )

             On the ___________ day of _____________________________, 19___
   before me came _________________________________, to me known, who being by me duly sworn, did depose and say, that he/she resides at ____________________________ ____________________________________; and
   that he/she executed the foregoing instrument for the purpose therein contained.



                                      Notary Public


   STATE OF NEBRASKA        )
                            ) ss.
   COUNTY OF LANCASTER )

             On the ___________ day of _____________________________, 19___
   before me came _________________________________, to me known, who being by me duly sworn, did depose and say, that he/she resides at ____________________________ ____________________________________; and
   that he/she executed the foregoing instrument for the purpose therein contained.



                                      Notary Public

                            GUARANTEE OF OFFICE LEASE


             WHEREAS a certain Office Lease ("Lease") dated November 24, 1997 has been, or will be, executed by and between GOLD'S LIMITED PARTNERSHIP, therein and herein referred to as "Landlord", and NATIONAL RESEARCH CORPORATION and herein referred to as "Tenant", covering the following described Premises and Building in the City of Lincoln, County of Lancaster, State of Nebraska.

             Description of Premises:  1033 "O" Street

             Description of Building:  Gold's Galleria

             WHEREAS Landlord under the Lease requires as a condition to its execution of the Lease that the undersigned guarantee the full performance of the obligations of Tenant under the Lease; and

             WHEREAS the undersigned is desirous that Landlord enter into the Lease with Tenant,

             NOW, THEREFORE, in consideration of the execution of the Lease by Landlord, the undersigned hereby unconditionally guarantees the full performance of each and all of the terms, covenants and conditions of the Lease to be kept and performed by Tenant, including without limitation the payment of all rent and other charges to accrue thereunder. The undersigned further agrees as follows:

             1. That this covenant and agreement on its part shall continue in favor of Landlord notwithstanding any extension, modification, or alteration of the Lease entered into by and between the parties thereto, or their successors or assigns, or notwithstanding any assignment of the Lease, with or without the consent of Landlord, and no extension, modification, alteration or assignment of the Lease shall in any manner release or discharge the undersigned, and the undersigned hereby consents to any such extension, modification, alteration or assignment.

             2. This Guarantee will continue unchanged by any bankruptcy, reorganization or insolvency of the Tenant or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Tenant.

             3. Landlord may, without notice, assign this Guarantee in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned hereunder.

             4. The liability of the undersigned under this Guarantee shall be primary and that in any right of action which shall accrue to Landlord under the Lease, Landlord may, at its option proceed against the undersigned without having commenced any action, or having obtained any judgment against Tenant.

             5. To pay Landlord's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or enforcing this Guarantee against the undersigned, individually or jointly.

             6. That it does hereby waive notice of any demand by Landlord, as well as any notice of default in the payment of rent or any other amounts contained or reserved in the Lease. The use of the singular herein shall include the plural. The obligation of two or more parties shall be joint and several. The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

             IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed as of the date set forth on page 1 of the Lease.

                                    Guarantor (Corporate):

    Witness                         By:__________________________
                                         President

    Witness                         Attest:______________________
                                           Secretary

                                    Guarantor (Partnership):

    Witness                         By: _________________________
                                           General Partner

    Witness                         By: _________________________
                                         General Partner


                                    Guarantor (Individual(s)):

    Witness                         By: _________________________

    Witness                         By: _________________________